Exhibit 99.1

OpenLocker, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of OpenLocker Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of OpenLocker Inc. (the Company) as of December 31, 2021, and the related statement of operations, changes in stockholders’ deficit, and cash flows for the period from August 25, 2021 (Inception) through December 31, 2021, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the period from August 25, 2021 (Inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficit, has generated net losses since its inception and further losses are anticipated. The Company requires additional funds to meet its obligations and the costs of its operations. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Hudgens CPA, PLLC
www.hudgenscpas.com
We have served as the Company’s auditor since 2022.
Houston, Texas
June 6, 2022

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OpenLocker, Inc.

Balance Sheet

December 31, 2021

Assets

Current Assets
Cash	$19,454
Total Current Assets	19,454

Total Assets	$19,454

Liabilities and Stockholders’ Deficit

Current Liabilities
Accounts payable and accrued expenses	$44,401
Total Current Liabilities	44,401

Long Term Liabilities
SAFE agreement	50,000
Total Long-Term Liabilities	50,000

Total Liabilities	94,401

Commitments and Contingencies

Stockholders’ Deficit
Common stock - $0.0001 par value, 15,000,000 shares authorized 7,520,000 shares issued and outstanding	752
Additional paid-in capital	74,448
Accumulated deficit	(150,147)
Total Stockholders’ Deficit	(74,947)

Total Liabilities and Stockholders’ Deficit	$19,454

The accompanying notes are an integral part of these financial statements

2

OpenLocker, Inc.

Statement of Operations

For the Period from August 25, 2021 (Inception) to December 31, 2021

Sales	$75

Operating expenses
Research and development	80,551
General and administrative expenses	69,671
Total operating expenses	150,222

Net loss	$(150,147)

Loss per share - basic and diluted	$(0.02)

Weighted average number of shares - basic and diluted	7,341,138

The accompanying notes are an integral part of these financial statements

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OpenLocker, Inc.

Statement of Changes in Stockholders’ Deficit

For the Period from August 25, 2021 (Inception) to December 31, 2021

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

August 25, 2021	-	$-	$-	$-	$-

Stock issued for cash - founders ($0.01/share)	7,500,000	750	74,250	-	75,000

Stock issued for services ($0.01/share)	20,000	2	198	-	200

Net loss - 2021	-	-	-	(150,147)	(150,147)

December 31, 2021	7,520,000	$752	$74,448	$(150,147)	$(74,947)

The accompanying notes are an integral part of these financial statements

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OpenLocker, Inc.

Statement of Cash Flow

For the Period from August 25, 2021 (Inception) to December 31, 2021

Operating activities
Net loss	$(150,147)
Adjustments to reconcile net loss to net cash used in operations
Stock issued for services	200
Changes in operating assets and liabilities
Increase in
Accounts payable and accrued expenses	44,401
Net cash used in operating activities	(105,546)

Financing investing
Proceeds from stock issued for cash - founders	75,000
Proceeds from issuance of SAFE note	50,000
Net cash provided by financing activities	125,000

Net increase in cash	19,454

Cash - beginning of period	-

Cash - end of period	$19,454

Supplemental disclosure of cash flow information
Cash paid for interest	$-
Cash paid for income tax	$-

The accompanying notes are an integral part of these financial statements

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Note 1 - Organization and Nature of Operations

Organization and Nature of Operations

OpenLocker, Inc. (collectively, “OL,” “we,” “us,” “our” or the “Company”) is headquartered in New Jersey. The Company was incorporated in Delaware on August 25, 2021.

OpenLocker, Inc. has developed a user-friendly platform to monetize college athlete NIL by engaging fans with innovative digital collectibles. Operating on the Flow blockchain allows the platform to be environmentally friend and offer a fan ready experience. The operating team and directors have an extensive background in electronic trading, sports marketing, branding and digital art. Their network also offers access to key decision makers, athletes, agents and influencers in college and professional sports. The company expects to launch its OpenStable platform in 2022 to engage thoroughbred horse racing fans with a similar model which offers both digital and physical collectibles & gear and to generate an additional source of income for horse owners to cover expenses, aftercare or give to charity.

Impact of COVID-19

The ongoing COVID-19 global and national health emergency has caused significant disruption in the international and United States economies and financial markets. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. The spread of COVID-19 has caused illness, quarantines, cancellation of events and travel, business and school shutdowns, reduction in business activity and financial transactions, labor shortages, supply chain interruptions and overall economic and financial market instability. The COVID-19 pandemic has the potential to significantly impact the Company’s supply chain, distribution centers, or logistics and other service providers.

In addition, a severe prolonged economic downturn could result in a variety of risks to the business, including weakened demand for products and services and a decreased ability to raise additional capital when needed on acceptable terms, if at all. As the situation continues to evolve, the Company will continue to closely monitor market conditions and respond accordingly.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

We have implemented adjustments to our operations designed to keep employees safe and comply with federal, state, and local guidelines, including those regarding social distancing. The extent to which COVID-19 may further impact the Company’s business, results of operations, financial condition and cash flows will depend on future developments, which are highly uncertain and cannot be predicted with confidence. In response to COVID-19, the United States government has passed legislation and taken other actions to provide financial relief to companies and other organizations affected by the pandemic.

The ultimate impact of the COVID-19 pandemic on the Company’s operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the COVID-19 outbreak, new information which may emerge concerning the severity of the COVID-19 pandemic, and any additional preventative and protective actions that governments, or the Company, may direct, which may result in an extended period of continued business disruption, reduced customer traffic and reduced operations.

Any resulting financial impact cannot be reasonably estimated at this time but is anticipated to have a material adverse impact on our business, financial condition, and results of operations.

At December 31, 2021, the Company has evaluated its operations and has determined that the effect of COVID-19 has not had a material adverse impact on our business, financial condition, and results of operations.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Liquidity, Going Concern and Management’s Plans

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

As reflected in the accompanying financial statements, for the period ended December 31, 2021, the Company had:

●	Net loss of $150,147; and
●	Net cash used in operations was $105,546

Additionally, for the period ended December 31, the Company had:

●	Accumulated deficit of $150,147
●	Stockholders’ deficit of $74,947; and
●	Working capital deficit of $24,947

The Company has cash on hand of $19,454 at December 31, 2021. Although the Company intends to raise additional debt (third party and related party lenders) or equity capital (historically shareholder capital contributions and third-party debt), the Company expects to incur losses from operations and have negative cash flows from operating activities for the near-term. These losses could be significant as the Company executes its business plan.

These factors create substantial doubt about the Company’s ability to continue as a going concern within the twelve-month period subsequent to the date that these financial statements are issued. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Accordingly, the financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.

Management’s strategic plans include the following:

●	Pursuing additional capital raising opportunities,
●	Executing and commercializing its business operations; and
●	Identifying unique market opportunities that represent potential positive short-term cash flow.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Note 2 - Summary of Significant Accounting Policies

Business Segments

The Company uses the “management approach” to identify its reportable segments. The management approach requires companies to report segment financial information consistent with information used by management for making operating decisions and assessing performance as the basis for identifying the Company’s reportable segments. The Company has identified one single reportable operating segment. The Company manages its business on the basis of one operating and reportable segment.

Use of Estimates

Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates, and those estimates may be material.

Changes in estimates are recorded in the period in which they become known. The Company bases its estimates on historical experience and other assumptions, which include both quantitative and qualitative assessments that it believes to be reasonable under the circumstances.

Fair Value of Financial Instruments

The Company accounts for financial instruments under Financial Accounting Standards Board (“FASB”) ASC 820, Fair Value Measurements. ASC 820 provides a framework for measuring fair value and requires disclosures regarding fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, based on the Company’s principal or, in absence of a principal, most advantageous market for the specific asset or liability.

The Company uses a three-tier fair value hierarchy to classify and disclose all assets and liabilities measured at fair value on a recurring basis, as well as assets and liabilities measured at fair value on a non-recurring basis, in periods subsequent to their initial measurement. The hierarchy requires the Company to use observable inputs when available, and to minimize the use of unobservable inputs, when determining fair value.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

The three tiers are defined as follows:

●	Level 1 —Observable inputs that reflect quoted market prices (unadjusted) for identical assets or liabilities in active markets;
●	Level 2—Observable inputs other than quoted prices in active markets that are observable either directly or indirectly in the marketplace for identical or similar assets and liabilities; and
●	Level 3—Unobservable inputs that are supported by little or no market data, which require the Company to develop its own assumptions.

The determination of fair value and the assessment of a measurement’s placement within the hierarchy requires judgment. Level 3 valuations often involve a higher degree of judgment and complexity. Level 3 valuations may require the use of various cost, market, or income valuation methodologies applied to unobservable management estimates and assumptions. Management’s assumptions could vary depending on the asset or liability valued and the valuation method used. Such assumptions could include estimates of prices, earnings, costs, actions of market participants, market factors, or the weighting of various valuation methods. The Company may also engage external advisors to assist us in determining fair value, as appropriate.

Although the Company believes that the recorded fair value of our financial instruments is appropriate, these fair values may not be indicative of net realizable value or reflective of future fair values.

The Company’s financial instruments, including cash, is carried at historical cost. At December 31, 2021, the carrying amounts of these instruments approximated their fair values because of the short-term nature of these instruments.

ASC 825-10 “Financial Instruments” allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (“fair value option”). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding financial instruments.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

At December 31, 2021, the Company did not have any cash equivalents.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Revenue Recognition

OpenLocker generates revenue from two main sources, primary sales of NFTs on its online store and commissions collected from sales on the secondary marketplace.

Revenue is recognized in accordance with FASB Topic ASC No. 606, “Revenue from Contracts with Customers”. The Company recognizes revenue when its performance obligations are complete, which occurs at a point in time related to the transfer of an NFT to its customer. Currently, all sales contain a single performance obligation.

All payments are received from third-party payment processing providers. The Company receives payments from sales on its primary marketplace (Shopify site) as well as two other sources. Each of these sources of payment relate to the completion of a single performance obligation completed at a point in time, which occurs upon the transfer of an NFT and where no further performance obligations are required:

●	Shopify payouts from credit/debit cards transactions typically occur 2-3 days after date of sale,
●	PayPal payments are received same day; and
●	Cryptocurrency payments are deposited immediately into OpenLocker’s Coin Payments account.

The Company also recognizes revenues generated from the 5% commission fee collected on secondary marketplace sales transacted on the OpenLocker Trading Portal site, operated by Mint Blockchain Solutions, which is deposited into a blocto wallet. The platform uses FUSD (1:1 USD-backed stablecoin) as the fungible token on the Flow network. Conversion from FUSD to USD and transfers to company bank account will be made on a monthly basis.

Shipping fees collected from customers for physical collectibles are included with revenues received from Shopify payouts. The majority of those collectibles have not yet been shipped due to a delay in receiving the goods from our vendor. Prior to the product shipping, any amounts received in advance are accounted for as contract liabilities (deferred revenue).

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Now that we have built out a user-friendly platform and developed a successful model for monetizing fan engagement, we look forward to replicating it at additional universities in the fall. We have also signed a joint venture agreement with a digital marketing agency to extend the model into professional lacrosse. We are also in discussions with sports agents and professional & amateur teams to utilize blockchain technology to achieve their organizational goals.

Software Development Costs

Internal-use software development costs are accounted for in accordance with ASC 350-40, “Internal-Use Software”. The costs incurred in the preliminary stages of development are expensed as research and development costs as incurred.

Once an application has reached the development stage, internal and external costs incurred to develop internal-use software are capitalized and amortized on a straight-line basis over the estimated useful life of the software (typically three to five years).

Maintenance and enhancement costs, including those costs in the post-implementation stages, are typically expensed as incurred, unless such costs relate to substantial upgrades and enhancements to the software that result in added functionality, in which case the costs are capitalized and amortized on a straight-line basis over the estimated useful life of the software.

The Company reviews the carrying value for impairment whenever facts and circumstances exist that would suggest that assets might be impaired or that the useful lives should be modified. Amortization expense related to capitalized internal-use software development costs will be included in cost of goods sold in the statements of operations.

For the period from August 25, 2021 (inception) to December 31, 2021, the Company expensed $80,551 in software development costs.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included as a component of general and administrative expense in the statement of operations.

The Company recognized $7,057 in marketing and advertising costs during the period from August 25, 2021 (inception) to December 31, 2021.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Income Taxes

The Company accounts for income tax using the asset and liability method prescribed by ASC 740, “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of December 31, 2021, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.

The Company recognizes interest and penalties related to uncertain income tax positions in other expense. No interest and penalties related to uncertain income tax positions were recorded for the period ended December 31, 2021.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law in March 2020. The CARES Act lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”). Corporate taxpayers may carry back net operating losses (NOLs) originating between 2018 and 2020 for up to five years, which was not previously allowed under the 2017 Tax Act. The CARES Act also eliminates the 80% of taxable income limitations by allowing corporate entities to fully utilize NOL carry forwards to offset taxable income in 2018, 2019 or 2020. Taxpayers may generally deduct interest up to the sum of 50% of adjusted taxable income plus business interest income (30% limit under the 2017 Tax Act) for 2019 and 2020. The CARES Act allows taxpayers with alternative minimum tax credits to claim a refund in 2020 for the entire amount of the credits instead of recovering the credits through refunds over a period of years, as originally enacted by the 2017 Tax Act.

In addition, the CARES Act raises the corporate charitable deduction limit to 25% of taxable income and makes qualified improvement property generally eligible for 15-year cost- recovery and 100% bonus depreciation. The enactment of the CARES Act did not result in any material adjustments to our income tax provision for the year ended December 31, 2021.

13

OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Related Parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

Recent Accounting Standards

Changes to accounting principles are established by the FASB in the form of ASU’s to the FASB’s Codification. We consider the applicability and impact of all ASU’s on our financial position, results of operations, stockholders’ equity, cash flows, or presentation thereof. At December 31, 2021, there were no pronouncements that had an effect on the Company’s financial statements.

Note 3 – SAFE Agreements

During 2021, the Company offered their investors a Simple Agreement for Future Equity (“SAFE”) contract, which allowed an investor to make an upfront payment for the right to future common stock issued in the next equity financing round at a 30% discount. All SAFE notes issued to date are part of Series 1 SAFE’s and the Company may raise up to $3,000,000 under this Series. During 2021, the Company raised $50,000 from third parties.

Subsequent to December 31, 2021, the Company raised an additional $125,000 from third parties under the same terms as the initial financing.

Equity Financing

If there is an Equity Financing before the termination of this SAFE, on the initial closing of such Equity Financing, this SAFE will automatically convert into the number of shares of SAFE common stock equal to the Purchase Amount divided by the Discount Price.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Note 4 – Income Taxes

The Company’s tax expense differs from the “expected” tax expense for the period (computed by applying the blended corporate tax rate of 26.14% to loss before taxes), are approximately as follows:

December 31, 2021
Federal income tax benefit, net of state benefit - 19.14%	$(29,000)
State income tax - 6.5%	(10,000)
Subtotal	(39,000)
Change in valuation allowance	39,000
$-

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2021 are approximately as follows:

December 31, 2021

Net operating loss carryforwards	$39,000
Total deferred tax assets	39,000
Less: valuation allowance	(39,000)
Net deferred tax asset recorded	$-

Deferred tax assets and liabilities are computed by applying the federal and state income tax rates in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carryforwards. In assessing if the deferred tax assets will be realized, the Company considers whether it is more likely than not that some or all of these deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which these deductible temporary differences reverse.

During the period ended December 31, 2021, the valuation allowance increased by approximately $28,000. The total valuation allowance results from the Company’s estimate of its inability to recover its net deferred tax assets.

At December 31, 2021, the Company has federal and state net operating loss carryforwards, which are available to offset future taxable income, of approximately $150,000 (approximately $39,000 at the blended rate). The Company is in the process of analyzing their NOL that could limit the future use of these NOL’s.

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OPENLOCKER, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

These carryforwards may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis. If a change in ownership were to have occurred, NOL and tax credit carryforwards could be eliminated or restricted.

If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

The Company files corporate income tax returns in the United States and New Jersey jurisdictions. The Company’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. At December 31, 2021, there are no unrecognized tax benefits, and there are no significant accruals for interest related to unrecognized tax benefits or tax penalties.

Note 5 – Stockholders’ Deficit

Common Stock

-	15,000,000 shares authorized
-	$0.0001 par value
-	Voting at 1 vote per share

Equity Transactions for the Period Ended December 31, 2021

Stock Issued to founders for Cash

The Company issued an aggregate 7,500,000 shares of common stock to its founders, for aggregate consideration of $75,000 ($0.01/share).

Stock Issued for Services

The Company issued 20,000 shares of common stock for services rendered, having a fair value of $200 ($0.01/share), based upon recent cash offering prices with the Company’s founders.

Note 6 – Equity Incentive Plan

In November 2021, the Company adopted an Equity Incentive Plan (the “Plan”) providing for the issuance of up to 833,334 shares of common stock. The Plan allows for the issuance of common stock and stock options. All terms and conditions are subject to board approval. See Note 7.

Note 7 – Subsequent Events

Stock Issued for Services

In April 2022, under the Plan, the Company issued 810,000 shares of common stock for services rendered, having a fair value of $8,100 ($0.01/share), based upon recent cash offering prices with the Company’s founders.

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